UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21878

Oppenheimer Rochester Maryland Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2016

Item 1. Reports to Stockholders.

Semiannual Report 9/30/2016 OppenheimerFunds® The Right Way to Invest Oppenheimer Rochester® Maryland Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	6.47%	1.41%	2.30%
1-Year	7.48	2.38	5.58
5-Year	3.82	2.82	4.48
Since Inception (10/10/06)	2.98	2.48	4.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of November 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board that was established by PROMESA, the Puerto Rico Oversight, Management and Economic Stability Act. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, the governor claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s “net position” – assets minus liabilities – had grown threefold between 2006 and 2014, to a negative $50 billion.

The governor, who did not run for re-election and remains in office until January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. If bondholders can agree to extend the maturities on existing bonds, Rosselló said prior to the election, then

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Commonwealth issuers should agree to make their interest payments. It is not yet clear if the new governor will serve as the non-voting member of the oversight board, if Richard Ravitch will continue to serve in that capacity or if the governor will choose another representative.

Prior to Election Day – but well after the July 1 deadline – Gov. Padilla nominated five people to the board of directors of PREPA, the Commonwealth’s electric utility authority, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October asserting its confidence that the Act is constitutional.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

Finally, in a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. The following week, the government of Toa Baja, a city of 80,000, shut down briefly, and its mayor said that the GDB’s refusal to release more than $1 million in the city’s deposits was one of the factors in the shutdown. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Maryland Municipal Fund once again generated high levels of tax-free income during the most recent reporting period. For the 6-month reporting period that ended September 30, 2016 the Class A shares provided a yield-driven cumulative total return of 6.47% at net asset value (NAV) and a distribution yield of 4.90% at NAV. The Fund’s Class A shares were ranked first in Lipper’s Maryland Municipal Debt Funds category, and the distribution yield was 192 basis points higher than the category average. Additionally, the Fund outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 417 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at the September 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. In its statement following the meeting, the FOMC noted that despite solid job growth – mostly caused as discouraged workers returned to the job market – the unemployment rate was “little changed.” The FOMC’s mandate includes fostering maximum employment and thus the FOMC decided to encourage the positive job growth trends by keeping rates low.

The average distribution yield in Lipper’s Maryland Municipal Debt Funds category was 2.98% at the end of this reporting period. At 4.90%, the distribution yield at NAV for this Fund’s Class A shares was 192 basis points higher than the category average.

Other factors influencing the decision are inflation, which continues to run below the FOMC’s annual 2% target, and weak productivity gains, which the FOMC believes

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.90%
Dividend Yield with sales charge	4.67
Standardized Yield	3.32
Taxable Equivalent Yield	6.25
Last distribution (9/27/16)	$0.040
Total distributions (4/1/16 to 9/30/16)	$0.252
Endnotes for this discussion begin on page 22 of this report.

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have the potential to inhibit economic growth over the long term. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

In December 2015, several months before the start of this reporting period, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. It had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. At the time, the FOMC said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, however, the number of likely 2016 increases was halved. By way of explanation, the Fed’s chairman Janet Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” Ms. Yellen reiterated this position after the September 2016 meeting stating, “Although we don’t want the economy to overheat, the case for a rate increase has strengthened.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On September 30, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on March 31, 2016. Prices on high-grade munis with maturities of 4 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.37% on September 30, 2016, down 42 basis points from March 31, 2016. The average yield on 10-year, AAA-rated muni bonds was 1.53% on September 30, 2016, down 26 basis points from the March 2016 date, and the average yield on 1-year, AAA-rated muni bonds was 0.79%, up 35 basis points from the March 2016 date.

Maryland passed its budget for fiscal 2017 in mid-March, almost 2 weeks before its deadline. The $42.3 billion budget provides $1 billion for the state’s rainy day fund and anticipates a $400 million surplus. The Maryland House and Senate compromised to give $5 million for scholarships for private schools that serve low-income students and, while they were able to put forth a budget with no new taxes, tuition at the state’s colleges and universities will rise. In August 2016, Maryland Comptroller Peter Franchot announced that the state ended fiscal year 2016 with $250 million less in general fund tax revenue than previously expected for that period, an amount that was 5% short of the state’s estimate. Franchot attributed

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the low numbers to “stagnant growth in our economy,” which he said was affecting revenue from personal and corporate income taxes and the state’s sales tax.

The Maryland Stadium Authority issued $320 million of Baltimore City Public Schools construction and revitalization program revenue bonds in April 2016. Proceeds will be used to finance the repair or replacement of up to 28 Baltimore school facilities over the next 5 years.

The State of Maryland sold $1.036 billion of tax-exempt state general obligation (G.O.) bonds in June 2016. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. The state will use the proceeds to finance capital projects including those involving schools, community colleges, universities and hospitals.

The $5.6 billion Purple Line light rail public-private partnership project, which has confronted many obstacles over the years, hit another one when a ruling by District Court Judge Richard Leon in August 2016 vacated a funding agreement between Maryland and the Federal Transit Administration. This ruling – in response to a 2014 lawsuit by Friends of the Capital Crescent Trail, a group that sought to stop the Purple Line on environmental grounds – ordered that federal funding be put on hold until state and federal officials develop new ridership estimates for the proposed line. Maryland Attorney General Brian Frosh said in a memorandum filed with the U.S. District Court for the District of Columbia that the shutdown is costing the state more than $13 million per month.

In Baltimore, the City Council’s Taxation, Finance and Economic Development Committee is considering an application for a tax increment financing (TIF) district. The chief executive officer at Under Armour, Kevin Plank, has proposed a $6.9 billion Port Covington development project that would be financed in part with $660 million of TIF bonds backed by increased property tax revenues. Those funds would go toward the construction of infrastructure, including roads and public spaces, for what is expected to be the largest TIF district in Baltimore’s history. Importantly, none of the TIF revenues would go toward building Under Armour’s new global headquarters. The bonds would be issued by the city’s Department of Finance in four-to-five phases over the next 12 years. Construction of residential and retail facilities is expected to be developed in phases over roughly 25 years. The Baltimore Development Corporation, the private nonprofit that grants TIFs for the city, approved the TIF application in March 2016.

During this reporting period, the three major bond rating agencies – S&P Global Ratings (S&P), Moody’s Investors Service, and Fitch Ratings – have all re-affirmed Maryland’s triple-A bond rating, all with stable outlooks.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the

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benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Maryland Municipal Fund held more than 80 securities as of September 30, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A shares were ranked first in distribution yield at NAV in Lipper’s Maryland Municipal Debt Funds category. At 4.90% on that date, the yield was 192 basis points higher than the category average, which was 2.98%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 4.3 cents per share at the outset of this reporting period, was reduced to 4.0 cents per share beginning with the August 2016 payout. In all, the Fund distributed 25.2 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.25%, based on the Fund’s standardized yield as of September 30, 2016, and the top federal and Maryland income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 29.2% of the Fund’s total assets (29.6% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O. securities and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

Puerto Rico remained in the headlines throughout this reporting period, with

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several significant developments occurring in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled

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Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must “respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial

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instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Later in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. The task force, which according to PROMESA has until year-end to make its recommendations, has already noted its concern about “the relative lack of reliable data pertaining to certain aspects of the economic, financial and fiscal situation in Puerto Rico.” Our team has voiced similar concerns.

At the end of August, the Obama administration announced the seven members of the federal oversight board that PROMESA established, and Gov. Alejandro García Padilla selected Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – as his appointed ex officio representative to the control board. The board met for the first time on the last day of this reporting period and chose Jose B. Carrión III, the president and principal partner of Hub International CLC, as its chairman. Our team remains hopeful that the oversight board and the Congressional task force will live up to stakeholders’ expectations.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Padilla violated PROMESA by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations, which totaled approximately $2 billion. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make

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a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The PRHTA paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016. Payments were also due August 1, 2016 on several Puerto Rico securities.

The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. PRASA also made August 1, 2016 payments. However, the GDB, PRIFA and the Public Finance Corporation again failed to do so. The Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt, according to The Bond Buyer.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The Puerto Rico Finance Corporation (PFC) again failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare

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a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a value added tax (VAT); a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although

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the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement.

No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA

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securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P Global Ratings (S&P) and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

Just before fiscal 2017 began, Puerto Rico’s governor signed the Commonwealth’s annual budget. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

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Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of September 30, 2016, the Fund was invested in the hospital/healthcare sector, which represented 21.3% of total assets (21.6% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector. This sector includes three securities issued in the Commonwealth of Puerto Rico.

G.O. securities comprised 12.8% of total assets (13.0% of net assets) as of September 30, 2016.

At the end of this reporting period, the Fund held bonds issued in the Commonwealth of Puerto Rico and the Northern Mariana Islands. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

The Fund’s holdings in municipal bonds issued by utilities represented 9.0% of total assets (9.1% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 8.6% of total assets (8.7% of net assets) and sewer utilities with 0.4% of total assets (0.4% of net assets) as of September 30, 2016. Our holdings in these sectors include securities issued by PREPA and PRASA.

As of September 30, 2016, the Fund remained invested in land development bonds, which are Special Tax and, in some cases, Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 8.2% and 0.8% of the Fund’s total assets (8.4% and 0.8% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and

17       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. One special tax bond was issued in the U.S. Virgin Islands.

As of September 30, 2016, 6.0% of the Fund’s total assets (6.1% of net assets) were invested in the higher education sector. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Securities issued in Puerto Rico represented about one-fifth of the market value of the higher education sector at the end of this reporting period.

As of September 30, 2016, the sales tax sector represented 5.9% of the Fund’s total assets (6.0% of net assets). Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. All of the holdings in this sector were issued by U.S. territories.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 5.7% of the Fund’s total assets (5.7% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund remained invested in the adult living facilities sector, which represented 4.5% of the Fund’s total assets (4.6% of net assets) as of September 30, 2016. These bonds, which finance various projects at senior living centers, tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

As of September 30, 2016, the Fund was also invested in the municipal leases sector this reporting period, which accounted for 4.1% of the Fund’s total assets (4.2% of net assets); most of the market value in this sector was derived from bonds issued in Puerto Rico. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

18       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been

19       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

20       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	21.3%
General Obligation	12.8
Electric Utilities	8.6
Special Tax	8.2
Higher Education	6.0
Sales Tax Revenue	5.9
Tobacco Master Settlement Agreement	5.7
Adult Living Facilities	4.5
Municipal Leases	4.1
Multifamily Housing	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	8.5%	0.0%	8.5%
AA	12.3	0.0	12.3
A	19.2	0.0	19.2
BBB	15.3	6.4	21.7
BB or lower	33.0	5.3	38.3
Total	88.3%	11.7%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

21       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/16

	Without Sales Charge	With Sales Charge
Class A	4.90%	4.67%
Class B	4.05	N/A
Class C	4.06	N/A
Class Y	4.90	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/16
Class A	3.32%
Class B	2.74
Class C	2.74
Class Y	3.49

TAXABLE EQUIVALENT YIELDS

As of 9/30/16
Class A	6.25%
Class B	5.16
Class C	5.16
Class Y	6.57

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORMDX)	10/10/06	6.47%	7.48%	3.82%	2.98%
Class B (ORYBX)	10/10/06	6.09	6.69	3.07	2.50
Class C (ORYCX)	10/10/06	6.10	6.81	3.06	2.19
Class Y (ORYYX)	7/29/11	6.47	7.57	3.88	4.45

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORMDX)	10/10/06	1.41%	2.38%	2.82%	2.48%
Class B (ORYBX)	10/10/06	1.09	1.69	2.73	2.50
Class C (ORYCX)	10/10/06	5.10	5.81	3.06	2.19
Class Y (ORYYX)	7/29/11	6.47	7.57	3.88	4.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge

22       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.040 for the 35-day accrual period ended September 27, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 27, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0330, $0.0330 and $0.0400 respectively, for the 35-day accrual period ended September 27, 2016 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Maryland Municipal Debt Funds category is based on 27 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top 2016 federal and Maryland tax rates of 46.9%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

23       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

24       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

25       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2016	September 30, 2016	September 30, 2016
Class A	$1,000.00	$1,064.70	$6.18
Class B	1,000.00	1,060.90	10.12
Class C	1,000.00	1,061.00	10.07
Class Y	1,000.00	1,064.70	6.02

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.10	6.04
Class B	1,000.00	1,015.29	9.90
Class C	1,000.00	1,015.34	9.85
Class Y	1,000.00	1,019.25	5.89

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.19%
Class B	1.95
Class C	1.94
Class Y	1.16

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

26       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—97.4%

Maryland—58.0%
$500,000	Anne Arundel County, MD Special Obligation (National Business Park-North)[1]	6.100%		07/01/2040	$527,685

155,000	Baltimore, MD Convention Center[1]	5.000		09/01/2019	155,555

655,000	Baltimore, MD Convention Center Hotel[1]	5.250		09/01/2039	657,247

400,000	Baltimore, MD Special Obligation (Consolidated Loan)[1]	5.000		06/15/2033	454,672

10,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)[1]	7.375		11/01/2019	10,034

200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625		09/01/2038	200,176

15,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700		07/01/2029	15,152

35,000	Frederick, MD (Carrollton Apartments)[1]	5.800		09/01/2024	35,098

35,000	Frederick, MD (Carrollton Apartments)[1]	5.850		03/01/2028	35,091

50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375		12/15/2022	50,130

20,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1,2]	5.125		05/01/2022	20,053

10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.950		07/01/2023	10,026

500,000	MD EDC Student Hsg. (Frostburg State University)[1]	5.000		10/01/2033	560,025

300,000	MD EDC Student Hsg. (Salisbury University)[1]	5.000		06/01/2030	332,259

650,000	MD EDC Student Hsg. (University of Maryland College Park)[1]	5.000		06/01/2027	830,297

1,000,000	MD GO1	5.000		08/01/2023	1,252,090

1,575,000	MD H&HEFA (Adventist Healthcare)[1]	6.250		01/01/2031	1,907,577

1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750		07/01/2039	1,158,840

600,000	MD H&HEFA (Charlestown Community)[1]	6.125		01/01/2030	702,138

1,000,000	MD H&HEFA (Charlestown Community)[1]	6.250		01/01/2041	1,171,290

1,500,000	MD H&HEFA (Doctors Community Hospital)[1]	5.750		07/01/2038	1,694,505

500,000	MD H&HEFA (Greater Baltimore Medical Center)[1]	5.750		07/01/2034	586,450

195,000	MD H&HEFA (Johns Hopkins Hospital)1	5.500		07/01/2026	195,509

40,000	MD H&HEFA (Johns Hopkins Medical Institutional Parking System)[1]	5.000		07/01/2034	40,075

400,000	MD H&HEFA (Lifebridge Health)[1]	6.000		07/01/2041	478,504

1,000,000	MD H&HEFA (Medstar Health)[1]	5.000		08/15/2038	1,175,030

1,000,000	MD H&HEFA (Meritus Medical Center)[1]	5.000		07/01/2033	1,176,910

1,795,000	MD H&HEFA (UMMS/JLKH/MGH/BWMC Obligated Group)	0.860	[3]	07/01/2034	1,795,000

250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000		01/01/2038	266,185

20,000	MD Industrial Devel. Finance Authority (American Center for Physics)	4.900		12/15/2016	20,073

95,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)[1]	5.050		07/01/2028	95,219

10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)[1]	6.050		07/01/2026	10,027

10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000		07/01/2020	10,032

1,370,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.650		11/01/2033	1,373,055

27       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Maryland (Continued)

$30,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.550%		11/01/2022	$30,502

75,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	5.000		06/30/2019	75,275

2,300,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	2,311,615

3,049,616	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4]	3.787	[5]	01/01/2037	346,863

2,000,000	Washington, MD Suburban Sanitation District	0.850	[3]	06/01/2023	2,000,000

					23,766,264

U.S. Possessions—39.4%
200,000	Guam Government Business Privilege[1]	5.000		01/01/2031	221,448

160,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	160,704

200,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	154,432

950,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	957,077

865,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	862,803

550,000	Puerto Rico Commonwealth GO6	5.625		07/01/2033	341,000

500,000	Puerto Rico Commonwealth GO6	6.000		07/01/2029	317,090

1,000,000	Puerto Rico Commonwealth GO6	5.000		07/01/2020	630,930

1,000,000	Puerto Rico Commonwealth GO6	5.750		07/01/2036	620,000

65,022	Puerto Rico Electric Power Authority	10.000		01/01/2021	51,618

86,695	Puerto Rico Electric Power Authority	10.000		07/01/2019	69,207

86,696	Puerto Rico Electric Power Authority	10.000		07/01/2019	69,208

21,673	Puerto Rico Electric Power Authority	10.000		07/01/2022	17,197

21,674	Puerto Rico Electric Power Authority	10.000		01/01/2022	17,198

65,022	Puerto Rico Electric Power Authority	10.000		07/01/2021	51,618

515,000	Puerto Rico Electric Power Authority, Series A7	5.050		07/01/2042	347,131

300,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2029	202,182

330,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2031	222,390

1,500,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.000		07/01/2028	1,010,925

190,000	Puerto Rico Electric Power Authority, Series TT7	5.000		07/01/2032	128,054

900,000	Puerto Rico Electric Power Authority, Series TT7	5.000		07/01/2037	606,645

140,000	Puerto Rico Electric Power Authority, Series WW7	5.000		07/01/2028	94,353

260,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2035	175,224

750,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2040	505,538

1,500,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	934,575

480,000	Puerto Rico Infrastructure[6]	6.000		12/15/2026	175,440

365,000	Puerto Rico Infrastructure (Mepsi Campus)[1,2]	6.250		10/01/2024	189,946

1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	592,100

150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	133,556

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	92,102

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	91,768

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	94,525

215,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	215,000

500,000	Puerto Rico Public Buildings Authority[6]	6.500		07/01/2030	300,625

550,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2031	327,938

750,000	Puerto Rico Public Buildings Authority[6]	7.000		07/01/2025	454,687

450,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2042	257,063

28       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$500,000	Puerto Rico Public Buildings Authority[6]	7.000%		07/01/2021	$303,125

2,000,000	Puerto Rico Public Finance Corp., Series B6	5.500		08/01/2031	193,980

2,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	1,504,840

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.750	[8]	08/01/2032	561,090

200,000	University of Puerto Rico, Series Q	5.000		06/01/2030	81,288

175,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2023	175,602

1,000,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2032	1,100,470

530,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	530,260

					16,143,952

Total Investments, at Value (Cost $45,590,927)—97.4%					39,910,216

Net Other Assets (Liabilities)—2.6					1,074,675

Net Assets—100.0%					$40,984,891

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

BWMC	Baltimore Washington Medical Center
EDC	Economic Devel. Corp.
GO	General Obligation
H&HEFA	Hospitals and Higher Education Facilities Authority
HP	HealthPartners
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JLKH	James Lawrence Kernan Hospital
MGH	Maryland General Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
UMMS	University of Maryland Medical System
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

29       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2016 Unaudited

Assets
Investments, at value (cost $45,590,927)—see accompanying statement of investments	$39,910,216

Cash	298,620

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	790,000
Interest	535,740
Shares of beneficial interest sold	15,102
Other	15,420

Total assets	41,565,098

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 8)	500,000
Dividends	16,759
Shares of beneficial interest redeemed	13,570
Shareholder communications	9,134
Distribution and service plan fees	7,997
Trustees’ compensation	4,040
Interest expense on borrowings	11
Other	28,696

Total liabilities	580,207

Net Assets	$40,984,891

Composition of Net Assets
Par value of shares of beneficial interest	$4,188

Additional paid-in capital	57,129,605

Accumulated net investment income	1,212,872

Accumulated net realized loss on investments	(11,681,063)

Net unrealized depreciation on investments	(5,680,711)

Net Assets	$40,984,891

30       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $19,304,443 and 1,969,499 shares of beneficial interest outstanding)	$9.80

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.29

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $378,182 and 38,662 shares of beneficial interest outstanding)	$9.78

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,154,090 and 1,961,125 shares of beneficial interest outstanding)	$9.77

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,148,176 and 219,029 shares of beneficial interest outstanding)	$9.81

See accompanying Notes to Financial Statements.

31       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended September 30, 2016 Unaudited

Investment Income
Interest	$1,207,701

Expenses
Management fees	117,566

Distribution and service plan fees:	24,901
Class A	2,094
Class B	100,974
Class C

Transfer and shareholder servicing agent fees:
Class A	10,053
Class B	210
Class C	10,097
Class Y	1,016

Shareholder communications:
Class A	4,468
Class B	316
Class C	5,077
Class Y	443

Borrowing fees	77,623

Legal, auditing and other professional fees	38,006

Interest expense on borrowings	6,179

Trustees’ compensation	353

Custodian fees and expenses	349

Other	3,253

Total expenses	402,978
Less waivers and reimbursements of expenses	(70,870)

Net expenses	332,108

Net Investment Income	875,593

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(3,321,238)

Net change in unrealized appreciation/depreciation on investments	5,010,545

Net Increase in Net Assets Resulting from Operations	$2,564,900

See accompanying Notes to Financial Statements.

32       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Operations
Net investment income	$875,593	$2,931,370

Net realized gain (loss)	(3,321,238)	180,413

Net change in unrealized appreciation/depreciation	5,010,545	(3,261,826)

Net increase (decrease) in net assets resulting from operations	2,564,900	(150,043)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(510,057)	(1,257,201)
Class B	(9,087)	(24,791)
Class C	(438,609)	(1,232,243)
Class Y	(50,650)	(173,839)

	(1,008,403)	(2,688,074)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(3,045,864)	(4,320,042)
Class B	(88,388)	(217,285)
Class C	(3,418,045)	(8,073,450)
Class Y	(388,935)	(2,017,337)

	(6,941,232)	(14,628,114)

Net Assets
Total decrease	(5,384,735)	(17,466,231)

Beginning of period	46,369,626	63,835,857

End of period (including accumulated net investment income of $1,212,872 and $1,345,682, respectively)	$40,984,891	$46,369,626

See accompanying Notes to Financial Statements.

33       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended September 30, 2016 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$2,564,900

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(5,509,929)
Proceeds from disposition of investment securities	15,163,899
Short-term investment securities, net	51,214
Premium amortization	85,687
Discount accretion	(135,723)
Net realized loss on investments	3,321,238
Net change in unrealized appreciation/depreciation on investments	(5,010,545)
Change in assets:
Decrease in other assets	33,373
Decrease in interest receivable	235,269
Increase in receivable for securities sold	(790,000)
Change in liabilities:
Decrease in other liabilities	(22,702)

Net cash provided by operating activities	9,986,681

Cash Flows from Financing Activities
Proceeds from borrowings	8,800,000
Payments on borrowings	(10,400,000)
Proceeds from shares sold	1,243,089
Payments on shares redeemed	(9,252,985)
Cash distributions paid	(294,819)

Net cash used in financing activities	(9,904,715)

Net increase in cash	81,966

Cash, beginning balance	216,654

Cash, ending balance	$298,620

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $748,206.

Cash paid for interest on borrowings—$6,655.

See accompanying Notes to Financial Statements.

34       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$9.44	$9.89	$9.86	$11.27	$11.03	$9.75

Income (loss) from investment operations:
Net investment income[2]	0.22	0.56	0.57	0.63	0.54	0.60
Net realized and unrealized gain (loss)	0.39	(0.49)	(0.01)	(1.51)	0.26	1.28

Total from investment operations	0.61	0.07	0.56	(0.88)	0.80	1.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.52)	(0.53)	(0.53)	(0.56)	(0.60)

Net asset value, end of period	$9.80	$9.44	$9.89	$9.86	$11.27	$11.03

Total Return, at Net Asset Value[3]	6.47%	0.74%	5.78%	(7.77)%	7.35%	19.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,305	$21,619	$27,125	$32,153	$49,561	$39,077

Average net assets (in thousands)	$20,033	$23,330	$29,451	$40,049	$46,157	$39,554

Ratios to average net assets:[4]
Net investment income	4.46%	5.85%	5.81%	6.15%	4.78%	5.71%
Expenses excluding specific expenses listed below	1.14%	1.08%	1.02%	1.02%	0.92%	0.94%
Interest and fees from borrowings	0.39%	0.32%	0.25%	0.25%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	1.53%	1.40%	1.30%	1.36%	1.12%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.12%	1.08%	1.14%	1.00%	1.02%

Portfolio turnover rate	13%	17%	7%	7%	6%	12%

35       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class B	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$9.42	$9.87	$9.84	$11.25	$11.01	$9.74

Income (loss) from investment operations:
Net investment income[2]	0.18	0.49	0.50	0.55	0.46	0.52
Net realized and unrealized gain (loss)	0.39	(0.50)	(0.02)	(1.50)	0.26	1.27

Total from investment operations	0.57	(0.01)	0.48	(0.95)	0.72	1.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.44)	(0.45)	(0.46)	(0.48)	(0.52)

Net asset value, end of period	$9.78	$9.42	$9.87	$9.84	$11.25	$11.01

Total Return, at Net Asset Value[3]	6.09%	(0.02)%	5.00%	(8.42)%	6.57%	18.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$378	$451	$697	$855	$1,732	$1,884

Average net assets (in thousands)	$417	$535	$798	$1,252	$1,919	$1,657

Ratios to average net assets:[4]
Net investment income	3.75%	5.07%	5.05%	5.35%	4.06%	4.95%
Expenses excluding specific expenses listed below	2.01%	1.91%	1.82%	1.87%	1.76%	1.77%
Interest and fees from borrowings	0.39%	0.32%	0.25%	0.25%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	2.40%	2.23%	2.10%	2.21%	1.96%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	1.87%	1.83%	1.85%	1.75%	1.77%

Portfolio turnover rate	13%	17%	7%	7%	6%	12%

37       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class C	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.86	$9.83	$11.24	$11.00	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.18	0.49	0.50	0.55	0.46	0.52
Net realized and unrealized gain (loss)	0.39	(0.50)	(0.02)	(1.51)	0.26	1.27

Total from investment operations	0.57	(0.01)	0.48	(0.96)	0.72	1.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.44)	(0.45)	(0.45)	(0.48)	(0.52)

Net asset value, end of period	$9.77	$9.41	$9.86	$9.83	$11.24	$11.00

Total Return, at Net Asset Value[3]	6.10%	(0.01)%	5.01%	(8.48)%	6.57%	18.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,154	$21,837	$31,315	$32,846	$48,085	$41,384

Average net assets (in thousands)	$20,113	$26,527	$31,906	$38,458	$46,837	$36,863

Ratios to average net assets:[4]
Net investment income	3.73%	5.09%	5.04%	5.36%	4.03%	4.96%
Expenses excluding specific expenses listed below	1.90%	1.84%	1.77%	1.78%	1.68%	1.70%
Interest and fees from borrowings	0.39%	0.32%	0.25%	0.25%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	2.29%	2.16%	2.05%	2.12%	1.88%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.87%	1.83%	1.89%	1.75%	1.77%

Portfolio turnover rate	13%	17%	7%	7%	6%	12%

39       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class Y	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.45	$9.90	$9.86	$11.28	$11.03	$10.30

Income (loss) from investment operations:
Net investment income[3]	0.21	0.56	0.58	0.61	0.55	0.43
Net realized and unrealized gain (loss)	0.40	(0.49)	(0.01)	(1.50)	0.28	0.70

Total from investment operations	0.61	0.07	0.57	(0.89)	0.83	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.52)	(0.53)	(0.53)	(0.58)	(0.40)

Net asset value, end of period	$9.81	$9.45	$9.90	$9.86	$11.28	$11.03

Total Return, at Net Asset Value[4]	6.47%	0.73%	5.91%	(7.85)%	7.55%	11.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,148	$2,463	$4,699	$4,261	$13,680	$8,867

Average net assets (in thousands)	$2,025	$3,252	$4,037	$7,283	$11,844	$2,851

Ratios to average net assets:[5]
Net investment income	4.31%	5.78%	5.82%	5.84%	4.86%	5.96%
Expenses excluding specific expenses listed below	0.86%	0.82%	0.77%	0.77%	0.71%	0.65%
Interest and fees from borrowings	0.39%	0.32%	0.25%	0.25%	0.12%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.00%	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	1.25%	1.14%	1.05%	1.11%	0.91%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.12%	1.05%	1.11%	0.91%	0.82%

Portfolio turnover rate	13%	17%	7%	7%	6%	12%

41       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

43       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended March 31, 2016, the Fund utilized $180,413 of capital loss

44       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$3,031,878
2018	1,169,362
No expiration	4,158,336

Total	$8,359,576

At period end, it is estimated that the capital loss carryforwards would be $4,201,240 expiring by 2018 and $7,479,574, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$45,591,176

Gross unrealized appreciation	$1,865,408
Gross unrealized depreciation	(7,546,368)
Net unrealized depreciation	$(5,680,960)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

45       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

46       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third

47       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Maryland	$—	$23,766,264	$—	$23,766,264
U.S. Possessions	—	15,867,906	276,046	16,143,952

Total Assets	$—	$39,634,170	$276,046	$39,910,216

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

48       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Sold securities	$790,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$7,360,757
Market Value	$3,336,877
Market Value as % of Net Assets	8.14%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $3,292,442, representing 8.03% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain

49       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

50       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended September 30, 2016		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	31,474	$305,650	232,922	$2,231,875
Dividends and/or distributions reinvested	43,068	416,032	105,080	1,006,176
Redeemed	(394,357)	(3,767,546)	(790,386)	(7,558,093)

Net decrease	(319,815)	$(3,045,864)	(452,384)	$(4,320,042)

Class B
Sold	—	$—	40	$379
Dividends and/or distributions reinvested	890	8,583	2,303	22,031
Redeemed	(10,017)	(96,971)	(25,154)	(239,695)

Net decrease	(9,127)	$(88,388)	(22,811)	$(217,285)

Class C
Sold	55,149	$535,651	413,238	$3,937,268
Dividends and/or distributions reinvested	29,928	288,141	73,544	701,784
Redeemed	(444,383)	(4,241,837)	(1,342,168)	(12,712,502)

Net decrease	(359,306)	$(3,418,045)	(855,386)	$(8,073,450)

Class Y
Sold	42,516	$416,890	166,571	$1,593,673
Dividends and/or distributions reinvested	3,659	35,450	12,318	118,234
Redeemed	(87,887)	(841,275)	(393,008)	(3,729,244)

Net decrease	(41,712)	$(388,935)	(214,119)	$(2,017,337)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$5,509,929	$15,163,899

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Next $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

51       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2016	1,168

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the

52       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2016	$328	$—	$4	$47

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to

53       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the period ended, the Manager reimbursed $34,013, $938, $34,988 and $931 for Class A, Class B, Class C and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.7452% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.24% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

54       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

At period end, the Fund had borrowings outstanding at an interest rate of 0.7452%. Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$2,127,322
Average Daily Interest Rate	0.575%
Fees Paid	$55,270
Interest Paid	$6,655

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.15% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

55       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$36,250

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

56       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

57       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state long category. The Board noted that the Fund’s one-year, three-year and five-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state long funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y. This fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category median. The Board also noted that the Fund’s total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary

58       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

59       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustree
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

61       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

63       OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0567.001.0916 November 22, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Maryland Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/21/2016